                                                                   EXHIBIT 10.14



                                OPTION AGREEMENT

                                    BETWEEN

                          RESNET COMMUNICATIONS, INC.

                                      AND

                       TCI SATELLITE ENTERTAINMENT, INC.

                          Dated as of October 21, 1996

                                                                  EXECUTION COPY

                                OPTION AGREEMENT
                                ----------------


          This OPTION AGREEMENT (this "Agreement") is entered into as of October 21, 1996, by and between ResNet Communications, Inc., a Delaware corporation ("ResNet"), and TCI Satellite Entertainment, Inc., a Delaware corporation ("TCI-Satellite") (each of TCI-Satellite and ResNet being referred to herein individually as a "Party" and together as the "Parties").

                                    RECITALS
                                    --------

          A. Simultaneously with the execution of this Agreement, the Parties are entering into a Subscription Agreement (the "Subscription Agreement") pursuant to which TCI-Satellite is purchasing from ResNet, and ResNet is issuing to TCI-Satellite, 52,520 shares of the common stock of ResNet, which shares represent, immediately after such issuance, 4.99% of the issued and outstanding common stock of ResNet (the "Initial Stock").

          B. Simultaneously with the execution of this Agreement, the Parties are entering into a Subordinated Convertible Term Loan Agreement (the "Loan Agreement") between TCI-Satellite, as lender, and ResNet, as borrower, the loans under which are convertible under certain circumstances into common stock of ResNet (the "Conversion Stock").

          C. ResNet wishes to grant to TCI-Satellite an option to acquire 260,200 additional shares of common stock of ResNet, as such number of shares may be adjusted in accordance with the terms of this Agreement, that when combined with the Initial Stock, the Conversion Stock, and certain additional stock that will be issued to TCI-Satellite under the terms of the Loan Agreement or the Conversion Warrant upon exercise of the option granted hereunder (the "Reconciliation Stock") will give TCI-Satellite the right to acquire shares of common stock of ResNet representing, immediately after issuance of all such shares, assuming no issuance of any additional equity in ResNet other than the Initial Stock, the Conversion Stock, the Reconciliation Stock, and the Option Stock, 50% of the issued and outstanding common stock of ResNet on a fully diluted basis, and TCI-Satellite wishes to obtain such an option, all on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.  Definitions.
    -----------

    For purposes of this Agreement, the following terms shall have the following meanings:

          "Affiliate" of any Person at any time shall mean any other Person
           ---------
directly or indirectly controlling, controlled by or under common control with such Person at such time; with "control" for such purposes meaning ownership of securities representing at least 75% of the economic interests in and 75% of the voting power of a Person.

          "Agreement" shall mean this Option Agreement, including any exhibits
           ---------
and attachments hereto, as amended from time to time.

          "Certificate" shall have the meaning specified in Section 2(d).
           -----------

          "Conversion Stock" shall have the meaning specified in Recital B.
           ----------------

          "Conversion Warrant" shall have the meaning specified in Section 2(e).
           ------------------

          "Final ResNet Fair Market Value" shall have the meaning specified in
           ------------------------------
Section 2.1(b)(i).

          "Governmental Authority" shall mean any federal, state, municipal or
           ----------------------
local governmental authority or political subdivision thereof.

          "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act
           -------
of 1976, as amended, and the rules and regulations thereunder, as in effect from time to time.

          "Initial Stock" shall have the meaning specified in Recital A.
           -------------

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended, and the rules and regulations thereunder as in effect from time to time.

          "Legal Requirement" shall mean the requirements of any law, ordinance,
           -----------------
statute, rule, regulation, code, order, judgment, decree, injunction, franchise, determination, approval, permit, license, authorization or other requirement of any Governmental Authority.

          "Lien" shall mean any mortgage, lien, pledge, charge, claim, security
           ----
interest or encumbrance of any kind.

          "Loan Agreement" shall have the meaning specified in Recital B.
           --------------

          "LodgeNet" shall mean LodgeNet Entertainment Corporation, a Delaware
           --------
corporation, including any successor corporation.

          "1933 Act" shall mean the Securities Act of 1933, as amended, and the
           --------
rules and regulations thereunder as in effect from time to time.

          "Option" shall have the meaning specified in Recital C.
           ------

     "Option Notice" shall have the meaning specified in Section 2(c).
      -------------

     "Option Stock" shall have the meaning specified in Section 2(a).
      ------------

     "Option Warrant" shall have the meaning specified in Section 2(e).
      --------------

     "Other Property" shall have the meaning specified in Section 2(g)(ii).
      --------------

     "Parties" and "Party" shall have the meanings specified in the
      -------       -----
Preamble.

     "Person" shall mean and include an individual, a corporation, a
      ------
partnership (general, limited or limited liability), a joint venture, a limited liability company, an association, a trust or any other organization or entity, including a Governmental Authority.

     "Preliminary ResNet Fair Market Value" shall have the meaning
      ------------------------------------
specified in Section 2.1(b)(i).

     "Purchase Price" shall have the meaning specified in Section 2(b).
      --------------

     "Reconciliation Stock" shall have the meaning specified in Recital C.
      --------------------

     "Regulatory Restrictions" shall have the meaning specified in
      -----------------------
Section 2(f).

     "ResNet" shall have the meaning specified in the Preamble.
      ------

     "Subscription Agreement" shall have the meaning specified in
      ----------------------
Recital A.

     "TCI-Satellite" shall have the meaning specified in the Preamble.
      -------------

     "Transaction Documents" shall have the meaning specified in
      ---------------------
Section 8(j).

2.   Option to Purchase Stock.
     ------------------------

     (a) Grant of Option.  Upon the terms and subject to the conditions set
         ---------------
forth in this Agreement, ResNet hereby grants to TCI-Satellite an irrevocable option (the "Option") to purchase the Option Stock. In no event shall TCI-Satellite have the right to acquire in excess of 50% of the issued and outstanding common stock of ResNet, taking into account the Initial Stock, the Conversion Stock, the Reconciliation Stock, and the Option Stock on a combined basis.

      (b) The purchase price for the Option Stock (the "Purchase Price") shall be determined in accordance with the following procedures:

          (i) TCI-Satellite and ResNet each shall select a nationally recognized investment banker who shall determine, within 30 days after selection, the net fair market value of ResNet on a going concern basis, as of the date of exercise of the Option, taking into account all indebtedness of ResNet (including any guarantees of indebtedness for borrowed money) and the current assets and current liabilities of ResNet, based upon a transaction negotiated on an arms'-length basis between a willing buyer and willing seller, with neither having any compulsion to buy or sell and with each party having full knowledge of all of the facts and circumstances of ResNet's business and properties (the "Preliminary ResNet Fair Market Value"). If the Preliminary ResNet Fair Market Value determinations of the two investment bankers vary by more than 10%, such investment bankers shall select a third nationally recognized investment banker who shall make an independent determination of the Preliminary ResNet Fair Market Value within 30 days after being selected. The final determination of the net fair market value of ResNet (the "Final ResNet Fair Market Value") will be the average of the Preliminary ResNet Fair Market Value determination of such third investment banker and the Preliminary ResNet Fair Market Value determination of the one of the first two investment bankers that is closest to the Preliminary ResNet Fair Market Value determination of such third investment banker.

          (ii) The Purchase Price shall be determined by the two investment bankers whose valuations determined the Final ResNet Fair Market Value by multiplying (A) the sum of (1) the Final ResNet Fair Market Value, and (2) the Purchase Price, by (B) a fraction the numerator of which is the number of shares of Option Stock to be issued to TCI-Satellite pursuant to exercise of the Option and the denominator of which is the total number of shares of issued and outstanding common stock of ResNet (including the number of shares of Option Stock to be issued to TCI-Satellite pursuant to exercise of the Option and assuming prior issuance of the maximum number of shares of Conversion Stock and Reconciliation Stock), and adjusting the resulting product as such investment bankers determine to be appropriate to reflect any control premium or discount for lack of marketability associated with the issuance of the Option Stock to TCI-Satellite pursuant to exercise of the Option, provided that if such investment bankers do not agree on the appropriate amount of any control premium or discount for lack of marketability associated with the issuance of the Option Stock to TCI-Satellite pursuant to exercise of the Option, then any such premium or discount shall be determined by averaging the determinations of such investment bankers.

          (iii) ResNet shall pay the fees and expenses of the investment banker selected by it, TCI-Satellite shall pay the fees and expenses of the investment banker selected by it, and ResNet and TCI-Satellite each shall pay one-half of the fees and expenses of any third investment banker selected by the first two investment bankers; provided, however, that if TCI-Satellite elects not to purchase the Option Stock after the determination of the Purchase Price, TCI-Satellite shall pay all fees and expenses of both or all three of the investment bankers, as applicable, and TCI-Satellite shall have no other obligation or liability with respect to its decision not to purchase the Option Stock.

          (c) Manner of Exercise.  TCI-Satellite shall exercise the Option by
              ------------------
delivering a written notice of exercise (the "Option Notice") to ResNet; provided, however, that TCI-Satellite may rescind its notice of exercise by delivering to ResNet a written notice of rescission within 30 days after the determination of the Purchase Price in accordance with Section 2(b), subject to the provisions of Section 2(b)(iii).

          (d) Payment of Purchase Price; Issuance of Shares.  The Purchase Price
              ---------------------------------------------
shall be payable on the date selected by TCI-Satellite that is within 30 days after the date of the Option Notice, subject to obtaining any required approval from a Governmental Authority, including compliance with the HSR Act, by wire transfer of immediately available funds to an account that has been designated by written notice by ResNet to TCI-Satellite. Notwithstanding the preceding sentence, in ResNet's sole discretion, the Purchase Price may be paid in whole or in part in property or services mutually acceptable to ResNet and TCI-Satellite in lieu of cash. Upon receipt of the Purchase Price, ResNet shall issue and deliver a certificate (the "Certificate") in the name of TCI-Satellite for the shares of the Option Stock to be issued pursuant to exercise of the Option, and the Parties will execute and deliver a cross-receipt for the Purchase Price and the Option Stock.

          (e) Time for Exercise and Lapse of Option.  The Option may be
              -------------------------------------
exercised at any time for all of the Option Stock on or after 60 days after the third anniversary of the date first above written. The Option shall lapse if not previously exercised upon the Maturity Date (including any Extension thereof) under and as defined in the Loan Agreement; provided, however, that if on such Maturity Date under the Loan Agreement, ResNet issues to TCI-Satellite a warrant to acquire the number of shares of common stock of ResNet equal to the unconverted portion of the Conversion Stock (the "Conversion Warrant"), then ResNet, also shall issue to TCI-Satellite, on the same date as issuance of the Conversion Warrant, a warrant to acquire the number of shares of common stock of ResNet equal to the unexercised portion of the Option Stock (the "Option Warrant"). The Option Warrant shall be in the form of Exhibit A to this Agreement and shall provide that (i) TCI-Satellite may acquire the Option Stock not previously acquired by TCI-Satellite by exercise of the Option hereunder if TCI-Satellite was prevented from acquiring such Option Stock due to the Regulatory Restrictions for consideration equal to the Purchase Price for such Option Stock hereunder assuming an exercise of the Option on the date of issuance of the Option Warrant for a period of nine months thereafter and for consideration equal to the Purchase Price determined at the time of exercise of the Option Warrant for an additional two-year period, (ii) TCI-Satellite may transfer the Option Warrant together with, but not separately from, the Conversion Warrant, subject to a right of first refusal by LodgeNet, and (iii) the Option Warrant either must be exercised to acquire the Option Stock simultaneously with exercise of the Conversion Warrant or the Option Warrant will be terminated upon exercise of the Conversion Warrant without a simultaneous exercise of the Option Warrant and in any event the Option Warrant will expire two years and nine months after the date of issuance if not previously exercised.

          (f) Limitation on Exercise of Option.  TCI-Satellite will not exercise
              --------------------------------
the Option to the extent that such exercise would cause ResNet or TCI-Satellite to violate any Legal Requirement, including, without limitation, a violation of 47 U.S.C. (S) 533(a)(2) or any regulations of the FCC promulgated thereunder if any SMATV service offered by ResNet continued to be offered after such exercise of the Option separate and apart from any applicable franchised cable service (the "Regulatory Restrictions"), and any purported exercise of the Option that would result in a violation of the Regulatory Restrictions shall be deemed null and void. TCI-Satellite shall have the right, but shall have no obligation, to exercise the Option at any time permitted under Section 2(e) that such exercise would not violate the Regulatory Restrictions.

          (g)   Adjustment.  The number of shares of Option Stock issuable upon
                ----------
exercise of the Option under this Agreement shall be subject to adjustment from time to time as follows:

                (i) Stock Dividends, Subdivisions and Combinations. If at any time ResNet shall:

                        (A) take a record of the holders of its common stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of common stock,

                        (B) subdivide its outstanding shares of common stock into a larger number of shares of common stock, or

                        (C) combine its outstanding shares of common stock into a smaller number of shares of common stock,

then the number of shares of Option Stock issuable upon exercise of the Option immediately after the happening of any such event shall be adjusted to consist of the number of shares of common stock which a record holder of the number of shares of Option Stock issuable upon exercise of the Option immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

                (ii)    Reorganization, Reclassification, Merger, Consolidation
                        -------------------------------------------------------
or Disposition of Assets. If at any time ResNet shall reorganize its capital,
------------------------
reclassify its capital stock, consolidate with or merge into another corporation (where ResNet is not the surviving corporation), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of common stock of ResNet, then TCI-Satellite shall have the right thereafter to receive, upon exercise of the Option, the number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Option Stock issuable upon exercise of the Option immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by ResNet and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of ResNet) in order to provide for adjustments to the number of shares of Option Stock issuable upon exercise of the Option which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2(g). For purposes of this subsection 2(g)(ii), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.

          (iii)  Certain Events.  If any event occurs as to which in the
                 --------------
reasonable opinion of ResNet, in good faith, the other provisions of this
Section 2(g) are not strictly applicable but the lack of any adjustment would not in the opinion of ResNet fairly protect the purchase rights of TCI-Satellite in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of TCI-Satellite in accordance with the basic intent and principles of such provisions, then ResNet shall appoint a firm of independent certified public accountants (which may be the regular auditors of ResNet) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 2(g), necessary to preserve, without dilution, the exercise rights of TCI-Satellite with respect to the Option. Upon receipt of such opinion, ResNet shall forthwith make the adjustments described therein.

          (iv)   Successive Adjustments. Any adjustments required by this
                 ----------------------
Section2(g) shall be made, to the extent applicable, successively whenever any event described in this Section 2(g) shall occur.

3.  Representations and Warranties of TCI-Satellite.
    -----------------------------------------------

    TCI-Satellite represents and warrants to ResNet that:

    (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is authorized to transact business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualification, and (iii) has all corporate powers required to carry on its business as conducted on the date hereof, with such exceptions to clauses (ii) and (iii) as would not have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

    (b) The execution, delivery and performance by it of this Agreement and the Transaction Documents are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each Person executing this Agreement and the Transaction Documents on behalf of TCI-Satellite is fully authorized to execute and deliver the same.

    (c) The execution, delivery and performance by it of this Agreement and the Transaction Documents require no material action by or in respect of, or filing with, any Governmental Authority other than those that have been obtained or made and are in full force and effect.

    (d) No consent by any Person under any contract to which it is a party or to which its assets are subject is required or necessary for the execution, delivery and performance by it of this

Agreement and the Transaction Documents, with such exceptions as would not have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

    (e) The execution, delivery and performance by it of this Agreement and the Transaction Documents do not and will not (x) contravene its certificate of incorporation or bylaws or (y) result in or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under any applicable Legal Requirement or any judgment, order, decree, contract, license, lease, indenture, mortgage, loan agreement, note, security agreement or other agreement or instrument to which it is a party or by which any of its properties may be bound, the effect of which would be to cause a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

    (f) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

    (g) There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of TCI-Satellite or any of its Affiliates who might be entitled to any fee or commission from ResNet or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Transaction Documents.

    (h) TCI-Satellite is acquiring the Option Stock for its own account, not as a nominee or agent, for investment purposes only and not with a view to or for the resale, distribution or fractionalization thereof, in whole or in part.

    (i) TCI-Satellite acknowledges that the offer and sale of the Option
Stock to it has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

    (j) TCI-Satellite acknowledges its understanding that the offering and sale of the Option Stock is intended to be exempt from registration under the 1993 Act by virtue of section 4(2) of the 1933 Act and the provisions of Rule 506 of Regulation D promulgated thereunder. In furtherance thereof, TCI-Satellite acknowledges that:

        (i) It has the financial ability to bear the economic risk of its investment in the Option Stock (including its possible loss), has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Option Stock;

          (ii) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Option Stock and protecting its own interests in connection with the investment and has obtained, in its judgment, sufficient information from ResNet to evaluate the merits and risks of an investment in the Option Stock, and it has not utilized any Person as its purchaser representative in connection with evaluating such merits and risks; and

          (iii) It is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

    (k)   TCI-Satellite acknowledges that:

          (i) It has been furnished any documents it has requested, has carefully read any such documents and understands and has evaluated the risks of a purchase of the Option Stock, and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in any such documents;

          (ii) It has been provided an opportunity to obtain any additional information concerning the Option Stock and ResNet;

          (iii) It has been given the opportunity to ask questions of, and receive answers from, representatives of ResNet concerning the terms and conditions of the Option and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was provided in order for it to evaluate the merits and risks of an investment in the Option Stock to the extent ResNet possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any other offering literature or prospectus except as mentioned herein; and

          (iv) It has determined that the Option Stock is a suitable investment for it and that at this time it could bear a complete loss of its investment.

    (l) TCI-Satellite agrees that it will not sell or otherwise transfer the Option Stock without registration under the 1993 Act or an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the Option Stock will not be registered under the 1993 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the Option Stock is subsequently registered under the 1933 Act and under the applicable securities laws of such states or an exemption from such registration is available. TCI-Satellite understands that ResNet is under no obligation to register the Option Stock on its behalf or to assist it in complying with any exemption from registration under the 1933 Act or any applicable state securities laws. TCI-Satellite also understands that sales or transfers of the Options Stock are further restricted by the provisions of the Stockholders' Agreement included in the Transaction Documents.

    (m) There are no suits, claims, grievances, actions, proceedings, or governmental investigations pending or, to the best knowledge of TCI-Satellite, threatened against or affecting TCI-Satellite which (i) seek to restrain or enjoin the consummation of the transactions contemplated by this Agreement or the Transaction Documents or (ii) might have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents. TCI-Satellite is not in violation of any term of any judgment, decree, injunction, or order to which it is subject, which violation could have a material adverse effect on the ability of TCI-Satellite to perform its obligations under this Agreement or under the Transaction Documents.

4.  Representations and Warranties of ResNet.
    ----------------------------------------

    ResNet represents and warrants to TCI-Satellite that:

    (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is authorized to transact business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualification, and (iii) has all corporate powers required to carry on its business as conducted on the date hereof and as proposed to be conducted, with such exceptions to clauses (ii) and
(iii) as would not have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

    (b) The execution, delivery, and performance by it of this Agreement and the Transaction Documents are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each Person executing this Agreement and the Transaction Documents on behalf of ResNet is fully authorized to execute and deliver the same.

    (c) The execution, delivery and performance by it of this Agreement and the Transaction Documents require no material action by or in respect of, or material filing with, any Governmental Authority other than those that have been obtained or made and are in full force and effect.

    (d) No consent by any Person under any contract to which it or LodgeNet is a party or to which their respective assets are subject is required or necessary for the execution, delivery and performance by it of this Agreement and the Transaction Documents, except those set forth on Schedule 4(d) all of which have been obtained and are in full force and effect.

    (e) The execution, delivery and performance by it of this Agreement and the Transaction Documents do not and will not (x) contravene its certificate of incorporation or bylaws or (y) result in or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under any applicable Legal Requirement or any judgment, injunction, order, decree, contract, license, lease, indenture, mortgage, loan agreement, note or other agreement or instrument to which it is a party or by which any of its properties may be bound, the effect of which would be to cause a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

    (f) This Agreement has been duly executed and delivered by it constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

    (g) LodgeNet and ResNet are being represented in connection with the transactions contemplated by the Transaction Documents by Paine Webber, Inc., and LodgeNet will be responsible for payment of all fees and expenses in connection with such representation. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of ResNet or any of its Affiliates who might be entitled to any fee or commission from TCI-Satellite or any of its Affiliates in connection with the execution, delivery and performance of this Agreement or the Transaction Documents.

    (h) The Option Stock, when paid for by and issued to TCI-Satellite in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable. Upon issuance of the Option Stock, ResNet will deliver to TCI-Satellite good and valid title to the Option Stock, free and clear of any Liens. The Option Stock is not subject to any preemptive rights or other similar rights. Assuming that the representations and warranties of TCI-Satellite contained in Sections 3(h), (i), (j), (k), and (l) are true and correct, when issued to TCI-Satellite in accordance with the provisions hereof, the Option Stock will have been issued in accordance with the registration or qualification provisions of the 1933 Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

    (i) The authorized capital stock of ResNet consists of 10,000,000 shares of common stock, par value $.01 per share, of which 1,000,000 shares are issued and outstanding, and 5,000,000 shares of preferred stock of which no shares are issued and outstanding. Immediately prior to issuance of the Initial Stock to TCI-Satellite under the Subscription Agreement, all of the shares of issued and outstanding capital stock of ResNet are owned beneficially and of record by LodgeNet. There are no outstanding or authorized (i) securities of ResNet convertible into or exchangeable or exercisable for any shares of its capital stock, or (ii) subscriptions, options, warrants, calls, rights, commitments, or other agreements or obligations of any kind obligating ResNet to issue any additional shares of its capital stock or any other securities convertible into or evidencing the right to acquire or subscribe for any shares of its capital stock. ResNet does not directly or indirectly own (beneficially or of record) any stock or other ownership in or control any other entity.

    (j) ResNet is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act, and ResNet has not relied on rule 3a-2 under the Investment Company Act as a means of excluding it from the definition of an "investment company" under the Investment Company Act at any time within the three year period preceding the date of issuance of the Initial Stock to TCI-Satellite under the Subscription Agreement.

    (k) There are no suits, claims, grievances, actions, proceedings, or governmental investigations pending or, to the best knowledge of ResNet or LodgeNet, threatened against or affecting ResNet which (i) seek to restrain or enjoin the consummation of the transactions contemplated by this Agreement or
(ii) might have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents. ResNet is not in violation of any term of any judgment, decree, injunction, or order to which it is subject, which violation could have a Material Adverse Effect on ResNet or a material adverse effect on the ability of ResNet to perform its obligations under this Agreement or under the Transaction Documents.

5.  Further Assurances.  From time to time after the date hereof and without
    ------------------
further consideration, the Parties will execute and deliver, or arrange for the execution and delivery of such other instruments of conveyance and transfer or other instruments or documents and take or arrange for such other actions as may reasonably be requested to complete more effectively the transactions contemplated by this Agreement or the Transaction Documents.

6.  Conditions to the Obligations of TCI-Satellite.
    ----------------------------------------------

    The obligation of TCI-Satellite to pay the Purchase Price for the Option Stock is subject to the prior satisfaction of each of the following conditions:

    (a) Any applicable waiting period (and any extension thereof) under the HSR Act will have expired or been terminated without the commencement or threat of any litigation by a Governmental Authority of competent jurisdiction to restrain the issuance of the Option Stock to TCI-Satellite.

    (b) All consents required to be obtained by ResNet in connection with the issuance of the Option Stock to TCI-Satellite shall have been obtained and remain in full force and effect.

    (c) No order, stay, judgment or decree shall have been issued by any court and be in effect restraining or prohibiting the issuance of the Option Stock to TCI-Satellite.

    (d) ResNet shall simultaneously deliver to TCI-Satellite the Certificate.

7.  Conditions to the Obligations of ResNet.
    ---------------------------------------

    The obligations of ResNet to be performed by ResNet in connection with issuance of the Option Stock to TCI-Satellite upon an exercise of the Option are subject to the satisfaction of each of the following conditions:

    (a) Any applicable waiting period under the HSR Act (and any extension thereof) shall have expired or been terminated without the commencement or threat of any litigation by a

Governmental Authority of competent jurisdiction to restrain the issuance of the Option Stock to TCI-Satellite.

    (b) All consents required to be obtained by TCI-Satellite in connection with the issuance of the Option Stock to TCI-Satellite shall have been obtained and remain in full force and effect.

    (c) No order, stay, judgment or decree will have been issued by any court and be in effect restraining or prohibiting the issuance of the Option Stock to TCI-Satellite.

    (d) TCI-Satellite shall have paid the Purchase Price to ResNet in the manner specified in Section 2(d).

    (e) The Conversion Stock shall have been issued or shall be issued simultaneously with issuance of the Option Stock.

8.  Miscellaneous.
    -------------

    (a) The Certificate representing shares of Option Stock shall bear the following legend:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A STOCKHOLDERS' AGREEMENT DATED AS OF OCTOBER 21, 1996, A COPY OF WHICH IS ON FILE AND AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND ANY ATTEMPTED TRANSFER IN VIOLATION OF THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT IS VOID.

    (b) Except as expressly set forth herein, the fees and expenses (including the fees of any lawyers, accountants, investment bankers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated will be paid by the Party incurring the same.

    (c) All documentation, notices, reports and correspondence under this Agreement shall be submitted and maintained in the English language. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purpose of convenience only and are not part of the Agreement. Unless otherwise specified, all references to Sections and Exhibits in this Agreement are references to Sections of, and Exhibits to, this Agreement.

    (d) If any portion or portions of this Agreement shall be deemed, for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable, and in effect, unless such remaining portion or portions are not reasonably adequate to accomplish the basic purposes and intent of the Parties. The Parties will negotiate in good faith to replace any invalid or unenforceable provision of this Agreement with an enforceable provision that accomplishes the original intent of the Parties to the extent reasonably practicable.

    (e) This Agreement cannot be amended except by a written instrument signed by both Parties hereto.

    (f) Either Party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision as to any future violations thereof, or prevent that Party thereafter from enforcing each and every other provision of this Agreement. No waiver of any right or remedy hereunder shall be effective unless contained in a writing signed by the waiving Party. The rights granted to the Parties herein are cumulative and the waiver by a Party of any single remedy shall not constitute a waiver of such Party's right to assert all other legal remedies available to it under the circumstances.

    (g) Termination or expiration of this Agreement for any reason shall not release either Party from any liabilities or obligations set forth in this Agreement which the Parties have expressly agreed shall survive any termination or expiration, or remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

    (h) This Agreement shall be governed and interpreted by the laws of the State of Delaware, without regard to its conflict of law rules. The Parties agree that all litigation relating to this Agreement shall be brought in the state and federal courts of appropriate subject matter jurisdiction in Delaware and each Party hereby submits itself to the non-exclusive in personam jurisdiction of such courts for purposes of any such litigation. Neither Party shall object to venue in such courts on the grounds of an inconvenient forum or otherwise. In the event of any litigation between the Parties relating to this Agreement, the prevailing Party shall be entitled to recover, in addition to any other relief awarded by the court, its reasonable attorneys fees and all other costs of preparing for and participating in the litigation, including all appeals.

    (i) Neither Party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, acts of the common enemy, the elements, earthquake, floods, fires, epidemics, quarantine restrictions, riots, strikes, failure or delay in transportation, freight embargoes or other causes beyond its control.

    (j) This Agreement, together with any exhibits, schedules, appendices, and other attachments, expresses the understanding of the Parties hereto and supersedes all prior agreements, whether oral or written, relating to the subject matters specifically expressed herein; provided, however, that the Parties acknowledge that simultaneously with the execution of this Agreement they are entering into the Loan Agreement, the Subscription Agreement, an Equipment Sale Agreement, a Signal Availability Agreement, a Stockholders' Agreement, and a Standstill Agreement, which documents are related to this Agreement in that they collectively document a transaction between the Parties of which this Agreement is a part (collectively, the "Transaction Documents").

    (k) Neither Party may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other Party; provided that either Party may assign this entire Agreement to an Affiliate of such Party or to a Person that acquires all or substantially all of the assets or business of such Party if such Party gives prior written notice to the other Party and delivers an assumption agreement of such assignee in form and substance reasonably satisfactory to the other Party pursuant to which such assignee assumes the obligations of the assigning Party under this Agreement. Each Party agrees that it will cause any acquiror of all or substantially all of the assets or business of such Party to assume this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties, their respective successors and permitted assigns. For purposes of this paragraph, "assign" shall mean to directly or indirectly sell, assign, convey, lease, sublease or permit the use of, in any manner, any rights or obligations under this Agreement.

    (l) All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one Party to the other Party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered personally, by overnight messenger, or mailed by first-class certified mail, return receipt requested, postage prepaid, addressed as follows:

    If to ResNet:       808 West Avenue North
                        Sioux Falls, South Dakota 57104
                        Attn: Chief Operating Officer
                        Telephone:  (605) 330-1330

                        With a copy similarly addressed to the attention of Eric R. Jacobsen, Vice President and General Counsel

     With a copy to:     Pillsbury Madison & Sutro L.L.P.
                         235 Montgomery Street
                         San Francisco, California  94104
                         Attn:  Gregg F. Vignos, Esq.
                         Telephone:  (415) 983-1649

     If to TCI-Satellite:     8085 South Chester Street
                              Suite 300
                              Englewood, Colorado  80112
                              Attn:  Toby DeWeese
                              Telephone:  (303) 712-4725

                              With a copy similarly addressed to the
                              attention of Corporate Counsel
                              Telephone: (303) 712-4618

     With a copy to:          Sherman & Howard L.L.C.
                              633 Seventeenth Street
                              Suite 3000
                              Denver, Colorado 80202
                              Attn: Peggy Knight, Esq.
                              Telephone: (303) 299-8140

     Either Party may designate by notice in writing a new address or addressee to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each Party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

     (m) This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereof and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


RESNET COMMUNICATIONS, INC.         TCI SATELLITE ENTERTAINMENT,
                                    INC.



By:                                 By:
   -----------------------------        ----------------------------------

Name:                               Name:
     ---------------------------         --------------------------------

Title:                              Title:
      --------------------------           -------------------------------